Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              5.8063%


        Excess Protection Level
          3 Month Average   5.62%
          May, 1998   4.99%
          April, 1998   5.89%
          March, 1998   5.96%


        Cash Yield                                  17.97%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.97%


        Over 35 Day Delinquency                      5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,911,601,602.55